EXHIBIT 10(b)

                 ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES
                  ("ACCOUNT VALUES") AND CASH SURRENDER VALUES

                              EXECUTIVE BENEFIT-VUL

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES")
AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a policy's death benefits, account values and cash surrender value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits also will differ, depending on your premium allocations to each subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual subaccounts. The tables are for standard risk males and females who are nonsmokers. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who are nonsmokers. Account values and cash surrender values may be lower for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each policy year.

    The death benefit, account value and cash surrender value amounts reflect the following current and guaranteed charges:

    1. A current sales charge of 5.0% of premiums up to the target premium and 0% on amounts in excess of the target premium in policy years 1-7 and 0% of all premiums in policy years 8+. A guaranteed sales charge of 5.0% of premiums in policy years 1-7 and 2.0% of all premiums in years 8+.

    2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum in all states except New York. In New York guaranteed maximum is $7.50 per month).

    3.  An average premium tax charge of 2.25%.

    4.  A federal tax charge of 1.5%.

    5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the policies.

    6. Mortality and expense risk charge, which is a monthly charge equivalent to .40% on an annual basis (or .25% on an annual basis after the 10th policy year) of your policy value. Guaranteed maximum mortality and expenses risk charge is .90% annually in all policy years.

    These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the series of the funds. These illustrations also assume other ongoing average fund expenses of .22%. All other fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the series would have been approximately
 .97% of the average net assets.

    Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the funds' assets are equivalent to net annual investment return rates of approximately -.97%, 5.03% and 11.03%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 0%, 6% and 12% rates.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its cash surrender value, that cash surrender value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time may be high.

    On request, we will furnish the policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        760        810    100,000        810        860    100,000        860        910    100,000
        2      1,000      2,153      1,506      1,540    100,000      1,654      1,687    100,000      1,808      1,841    100,000
        3      1,000      3,310      2,239      2,256    100,000      2,534      2,551    100,000      2,853      2,870    100,000
        4      1,000      4,526      2,958      2,958    100,000      3,450      3,450    100,000      4,004      4,004    100,000
        5      1,000      5,802      3,661      3,661    100,000      4,402      4,402    100,000      5,272      5,272    100,000

        6      1,000      7,142      4,348      4,348    100,000      5,392      5,392    100,000      6,668      6,668    100,000
        7      1,000      8,549      5,017      5,017    100,000      6,420      6,420    100,000      8,203      8,203    100,000
        8      1,000     10,027      5,716      5,716    100,000      7,537      7,537    100,000      9,947      9,947    100,000
        9      1,000     11,578      6,393      6,393    100,000      8,694      8,694    100,000     11,866     11,866    100,000
       10      1,000     13,207      7,046      7,046    100,000      9,890      9,890    100,000     13,975     13,975    100,000

       11      1,000     14,917      7,722      7,722    100,000     11,179     11,179    100,000     16,353     16,353    100,000
       12      1,000     16,713      8,374      8,374    100,000     12,516     12,516    100,000     18,976     18,976    100,000
       13      1,000     18,599      9,003      9,003    100,000     13,902     13,902    100,000     21,870     21,870    100,000
       14      1,000     20,579      9,606      9,606    100,000     15,338     15,338    100,000     25,064     25,064    100,000
       15      1,000     22,657     10,184     10,184    100,000     16,827     16,827    100,000     28,591     28,591    100,000

       16      1,000     24,840     10,734     10,734    100,000     18,370     18,370    100,000     32,489     32,489    100,000
       17      1,000     27,132     11,257     11,257    100,000     19,970     19,970    100,000     36,799     36,799    100,000
       18      1,000     29,539     11,749     11,749    100,000     21,627     21,627    100,000     41,567     41,567    100,000
       19      1,000     32,066     12,210     12,210    100,000     23,344     23,344    100,000     46,838     46,838    106,985
       20      1,000     34,719     12,638     12,638    100,000     25,123     25,123    100,000     52,642     52,642    116,883

     @ 65      1,000     69,761     14,352     14,352    100,000     46,754     46,754    100,000    153,963    153,963    263,847

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 29.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        569        619   100,000        613        663    100,000        657        707    100,000
        2      1,000      2,153      1,116      1,150   100,000      1,239      1,273    100,000      1,368      1,401    100,000
        3      1,000      3,310      1,639      1,656   100,000      1,876      1,893    100,000      2,135      2,152    100,000
        4      1,000      4,526      2,136      2,136   100,000      2,523      2,523    100,000      2,963      2,963    100,000
        5      1,000      5,802      2,604      2,604   100,000      3,178      3,178    100,000      3,855      3,855    100,000

        6      1,000      7,142      3,043      3,043   100,000      3,838      3,838    100,000      4,816      4,816    100,000
        7      1,000      8,549      3,449      3,449   100,000      4,501      4,501    100,000      5,850      5,850    100,000
        8      1,000     10,027      3,853      3,853   100,000      5,199      5,199    100,000      6,998      6,998    100,000
        9      1,000     11,578      4,222      4,222   100,000      5,898      5,898    100,000      8,236      8,236    100,000
       10      1,000     13,207      4,554      4,554   100,000      6,597      6,597    100,000      9,572      9,572    100,000

       11      1,000     14,917      4,849      4,849   100,000      7,294      7,294    100,000     11,015     11,015    100,000
       12      1,000     16,713      5,104      5,104   100,000      7,988      7,988    100,000     12,576     12,576    100,000
       13      1,000     18,599      5,318      5,318   100,000      8,677      8,677    100,000     14,265     14,265    100,000
       14      1,000     20,579      5,490      5,490   100,000      9,359      9,359    100,000     16,095     16,095    100,000
       15      1,000     22,657      5,616      5,616   100,000     10,029     10,029    100,000     18,081     18,081    100,000

       16      1,000     24,840      5,693      5,693   100,000     10,685     10,685    100,000     20,236     20,236    100,000
       17      1,000     27,132      5,715      5,715   100,000     11,319     11,319    100,000     22,575     22,575    100,000
       18      1,000     29,539      5,675      5,675   100,000     11,924     11,924    100,000     25,114     25,114    100,000
       19      1,000     32,066      5,565      5,565   100,000     12,491     12,491    100,000     27,873     27,873    100,000
       20      1,000     34,719      5,377      5,377   100,000     13,011     13,011    100,000     30,871     30,871    100,000

     @ 65      1,000     69,761         --         --        --     13,416     13,416    100,000     80,839     80,839    138,534

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 29.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        787        837    100,000        838        888    100,000        889        939    100,000
        2      1,000      2,153      1,560      1,593    100,000      1,711      1,744    100,000      1,868      1,901    100,000
        3      1,000      3,310      2,316      2,332    100,000      2,618      2,634    100,000      2,945      2,961    100,000
        4      1,000      4,526      3,055      3,055    100,000      3,560      3,560    100,000      4,129      4,129    100,000
        5      1,000      5,802      3,777      3,777    100,000      4,539      4,539    100,000      5,431      5,431    100,000

        6      1,000      7,142      4,481      4,481    100,000      5,553      5,553    100,000      6,863      6,863    100,000
        7      1,000      8,549      5,164      5,164    100,000      6,605      6,605    100,000      8,436      8,436    100,000
        8      1,000     10,027      5,878      5,878    100,000      7,748      7,748    100,000     10,222     10,222    100,000
        9      1,000     11,578      6,571      6,571    100,000      8,933      8,933    100,000     12,188     12,188    100,000
       10      1,000     13,207      7,245      7,245    100,000     10,164     10,164    100,000     14,355     14,355    100,000

       11      1,000     14,917      7,941      7,941    100,000     11,488     11,488    100,000     16,796     16,796    100,000
       12      1,000     16,713      8,619      8,619    100,000     12,868     12,868    100,000     19,494     19,494    100,000
       13      1,000     18,599      9,281      9,281    100,000     14,306     14,306    100,000     22,477     22,477    100,000
       14      1,000     20,579      9,925      9,925    100,000     15,805     15,805    100,000     25,777     25,777    100,000
       15      1,000     22,657     10,553     10,553    100,000     17,368     17,368    100,000     29,429     29,429    100,000

       16      1,000     24,840     11,162     11,162    100,000     18,998     18,998    100,000     33,470     33,470    100,000
       17      1,000     27,132     11,752     11,752    100,000     20,696     20,696    100,000     37,940     37,940    107,100
       18      1,000     29,539     12,323     12,323    100,000     22,466     22,466    100,000     42,869     42,869    117,464
       19      1,000     32,066     12,872     12,872    100,000     24,311     24,311    100,000     48,302     48,302    128,498
       20      1,000     34,719     13,399     13,399    100,000     26,232     26,232    100,000     54,290     54,290    140,261

     @ 65      1,000     69,761     17,135     17,135    100,000     50,558     50,558    100,000    159,949    159,949    311,026

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 36.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        615        665    100,000        660        710    100,000        705        755    100,000
        2      1,000      2,153      1,208      1,241    100,000      1,336      1,370    100,000      1,471      1,504    100,000
        3      1,000      3,310      1,779      1,795    100,000      2,029      2,046    100,000      2,301      2,318    100,000
        4      1,000      4,526      2,325      2,325    100,000      2,736      2,736    100,000      3,202      3,202    100,000
        5      1,000      5,802      2,846      2,846    100,000      3,456      3,456    100,000      4,176      4,176    100,000

        6      1,000      7,142      3,338      3,338    100,000      4,188      4,188    100,000      5,231      5,231    100,000
        7      1,000      8,549      3,802      3,802    100,000      4,930      4,930    100,000      6,372      6,372    100,000
        8      1,000     10,027      4,266      4,266    100,000      5,713      5,713    100,000      7,642      7,642    100,000
        9      1,000     11,578      4,702      4,702    100,000      6,510      6,510    100,000      9,022      9,022    100,000
       10      1,000     13,207      5,109      5,109    100,000      7,320      7,320    100,000     10,524     10,524    100,000

       11      1,000     14,917      5,488      5,488    100,000      8,143      8,143    100,000     12,159     12,159    100,000
       12      1,000     16,713      5,839      5,839    100,000      8,981      8,981    100,000     13,943     13,943    100,000
       13      1,000     18,599      6,162      6,162    100,000      9,833      9,833    100,000     15,891     15,891    100,000
       14      1,000     20,579      6,453      6,453    100,000     10,698     10,698    100,000     18,019     18,019    100,000
       15      1,000     22,657      6,713      6,713    100,000     11,575     11,575    100,000     20,345     20,345    100,000

       16      1,000     24,840      6,939      6,939    100,000     12,462     12,462    100,000     22,889     22,889    100,000
       17      1,000     27,132      7,130      7,130    100,000     13,359     13,359    100,000     25,674     25,674    100,000
       18      1,000     29,539      7,282      7,282    100,000     14,264     14,264    100,000     28,725     28,725    100,000
       19      1,000     32,066      7,391      7,391    100,000     15,172     15,172    100,000     32,069     32,069    100,000
       20      1,000     34,719      7,457      7,457    100,000     16,083     16,083    100,000     35,739     35,739    100,000

     @ 65      1,000     69,761      5,399      5,399    100,000     25,254     25,254    100,000     96,470     96,470    187,590

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 36.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        759        809    100,759        809        859    100,809        859        909    100,859
        2      1,000      2,153      1,504      1,538    101,504      1,652      1,685    101,652      1,805      1,839    101,805
        3      1,000      3,310      2,235      2,252    102,235      2,529      2,546    102,529      2,848      2,864    102,848
        4      1,000      4,526      2,951      2,951    102,951      3,441      3,441    103,441      3,994      3,994    103,994
        5      1,000      5,802      3,650      3,650    103,650      4,389      4,389    104,389      5,255      5,255    105,255

        6      1,000      7,142      4,332      4,332    104,332      5,373      5,373    105,373      6,642      6,642    106,642
        7      1,000      8,549      4,996      4,996    104,996      6,391      6,391    106,391      8,165      8,165    108,165
        8      1,000     10,027      5,687      5,687    105,687      7,497      7,497    107,497      9,892      9,892    109,892
        9      1,000     11,578      6,355      6,355    106,355      8,640      8,640    108,640     11,787     11,787    111,787
       10      1,000     13,207      6,998      6,998    106,998      9,818      9,818    109,818     13,865     13,865    113,865

       11      1,000     14,917      7,663      7,663    107,663     11,087     11,087    111,087     16,209     16,209    116,209
       12      1,000     16,713      8,303      8,303    108,303     12,399     12,399    112,399     18,786     18,786    118,786
       13      1,000     18,599      8,916      8,916    108,916     13,754     13,754    113,754     21,620     21,620    121,620
       14      1,000     20,579      9,501      9,501    109,501     15,153     15,153    115,153     24,738     24,738    124,738
       15      1,000     22,657     10,057     10,057    110,057     16,596     16,596    116,596     28,166     28,166    128,166

       16      1,000     24,840     10,582     10,582    110,582     18,083     18,083    118,083     31,938     31,938    131,938
       17      1,000     27,132     11,076     11,076    111,076     19,614     19,614    119,614     36,089     36,089    136,089
       18      1,000     29,539     11,535     11,535    111,535     21,189     21,189    121,189     40,656     40,656    140,656
       19      1,000     32,066     11,958     11,958    111,958     22,808     22,808    122,808     45,681     45,681    145,681
       20      1,000     34,719     12,342     12,342    112,342     24,469     24,469    124,469     51,211     51,211    151,211

     @ 65      1,000     69,761     13,192     13,192    113,192     42,791     42,791    142,791    148,319    148,319    254,175

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 28.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        568        618    100,568        611        661    100,661        655        705    100,655
        2      1,000      2,153      1,112      1,145    101,112      1,234      1,268    101,234      1,362      1,396    101,362
        3      1,000      3,310      1,630      1,647    101,630      1,867      1,883    101,867      2,124      2,140    102,124
        4      1,000      4,526      2,121      2,121    102,121      2,506      2,506    102,506      2,942      2,942    102,942
        5      1,000      5,802      2,582      2,582    102,582      3,150      3,150    103,150      3,821      3,821    103,821

        6      1,000      7,142      3,012      3,012    103,012      3,798      3,798    103,798      4,764      4,764    104,764
        7      1,000      8,549      3,407      3,407    103,407      4,443      4,443    104,443      5,773      5,773    105,773
        8      1,000     10,027      3,797      3,797    103,797      5,119      5,119    105,119      6,887      6,887    106,887
        9      1,000     11,578      4,149      4,149    104,149      5,791      5,791    105,791      8,081      8,081    108,081
       10      1,000     13,207      4,463      4,463    104,463      6,458      6,458    106,458      9,361      9,361    109,361

       11      1,000     14,917      4,736      4,736    104,736      7,115      7,115    107,115     10,731     10,731    110,731
       12      1,000     16,713      4,967      4,967    104,967      7,761      7,761    107,761     12,200     12,200    112,200
       13      1,000     18,599      5,154      5,154    105,154      8,393      8,393    108,393     13,774     13,774    113,774
       14      1,000     20,579      5,295      5,295    105,295      9,007      9,007    109,007     15,461     15,461    115,461
       15      1,000     22,657      5,388      5,388    105,388      9,599      9,599    109,599     17,269     17,269    117,269

       16      1,000     24,840      5,429      5,429    105,429     10,163     10,163    110,163     19,205     19,205    119,205
       17      1,000     27,132      5,412      5,412    105,412     10,690     10,690    110,690     21,273     21,273    121,273
       18      1,000     29,539      5,329      5,329    105,329     11,172     11,172    111,172     23,479     23,479    123,479
       19      1,000     32,066      5,173      5,173    105,173     11,596     11,596    111,596     25,827     25,827    125,827
       20      1,000     34,719      4,936      4,936    104,936     11,951     11,951    111,951     28,322     28,322    128,322

     @ 65      1,000     69,761         --         --         --      9,046      9,046    109,046     63,114     63,114    163,114

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 28.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        787       837     100,787        838        888    100,838        889        939    100,889
        2      1,000      2,153      1,558     1,592     101,558      1,709      1,743    101,709      1,866      1,900    101,866
        3      1,000      3,310      2,313     2,330     102,313      2,614      2,631    102,614      2,941      2,958    102,941
        4      1,000      4,526      3,050     3,050     103,050      3,554      3,554    103,554      4,122      4,122    104,122
        5      1,000      5,802      3,769     3,769     103,769      4,529      4,529    104,529      5,419      5,419    105,419

        6      1,000      7,142      4,468     4,468     104,468      5,538      5,538    105,538      6,843      6,843    106,843
        7      1,000      8,549      5,147     5,147     105,147      6,582      6,582    106,582      8,405      8,405    108,405
        8      1,000     10,027      5,854     5,854     105,854      7,715      7,715    107,715     10,176     10,176    110,176
        9      1,000     11,578      6,539     6,539     106,539      8,887      8,887    108,887     12,122     12,122    112,122
       10      1,000     13,207      7,204     7,204     107,204     10,102     10,102    110,102     14,262     14,262    114,262

       11      1,000     14,917      7,890     7,890     107,890     11,410     11,410    111,410     16,673     16,673    116,673
       12      1,000     16,713      8,558     8,558     108,558     12,769     12,769    112,769     19,333     19,333    119,333
       13      1,000     18,599      9,207     9,207     109,207     14,182     14,182    114,182     22,268     22,268    122,268
       14      1,000     20,579      9,838     9,838     109,838     15,652     15,652    115,652     25,507     25,507    125,507
       15      1,000     22,657     10,449    10,449     110,449     17,180     17,180    117,180     29,082     29,082    129,082

       16      1,000     24,840     11,040    11,040     111,040     18,767     18,767    118,767     33,027     33,027    133,027
       17      1,000     27,132     11,609    11,609     111,609     20,415     20,415    120,415     37,381     37,381    137,381
       18      1,000     29,539     12,156    12,156     112,156     22,126     22,126    122,126     42,188     42,188    142,188
       19      1,000     32,066     12,679    12,679     112,679     23,900     23,900    123,900     47,492     47,492    147,492
       20      1,000     34,719     13,175    13,175     113,175     25,738     25,738    125,738     53,345     53,345    153,345

     @ 65      1,000     69,761     16,323    16,323     116,323     47,870     47,870    147,870    157,271    157,271    305,820

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 36.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        613        663    100,613        658        708    100,658        704        754    100,704
        2      1,000      2,153      1,204      1,238    101,204      1,332      1,366    101,332      1,466      1,500    101,466
        3      1,000      3,310      1,771      1,788    101,771      2,021      2,037    102,021      2,292      2,309    102,292
        4      1,000      4,526      2,313      2,313    102,313      2,722      2,722    102,722      3,184      3,184    103,184
        5      1,000      5,802      2,827      2,827    102,827      3,433      3,433    103,433      4,148      4,148    104,148

        6      1,000      7,142      3,311      3,311    103,311      4,153      4,153    104,153      5,186      5,186    105,186
        7      1,000      8,549      3,765      3,765    103,765      4,880      4,880    104,880      6,306      6,306    106,306
        8      1,000     10,027      4,217      4,217    104,217      5,645      5,645    105,645      7,547      7,547    107,547
        9      1,000     11,578      4,639      4,639    104,639      6,418      6,418    106,418      8,889      8,889    108,889
       10      1,000     13,207      5,030      5,030    105,030      7,199      7,199    107,199     10,341     10,341    110,341

       11      1,000     14,917      5,390      5,390    105,390      7,988      7,988    107,988     11,914     11,914    111,914
       12      1,000     16,713      5,720      5,720    105,720      8,784      8,784    108,784     13,620     13,620    113,620
       13      1,000     18,599      6,018      6,018    106,018      9,587      9,587    109,587     15,470     15,470    115,470
       14      1,000     20,579      6,284      6,284    106,284     10,395     10,395    110,395     17,477     17,477    117,477
       15      1,000     22,657      6,515      6,515    106,515     11,205     11,205    111,205     19,653     19,653    119,653

       16      1,000     24,840      6,708      6,708    106,708     12,014     12,014    112,014     22,013     22,013    122,013
       17      1,000     27,132      6,864      6,864    106,864     12,820     12,820    112,820     24,573     24,573    124,573
       18      1,000     29,539      6,978      6,978    106,978     13,620     13,620    113,620     27,348     27,348    127,348
       19      1,000     32,066      7,045      7,045    107,045     14,406     14,406    114,406     30,355     30,355    130,355
       20      1,000     34,719      7,066      7,066    107,066     15,178     15,178    115,178     33,614     33,614    133,614

     @ 65      1,000     69,761      4,440      4,440    104,440     21,439     21,439    121,439     86,682     86,682    186,682



Based on 0% interest rate and guaranteed charges, the policy will lapse in year 35.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3

                            ASSUMING CURRENT CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        759        809    101,000        809        859    101,000        859        909    101,000
        2      1,000      2,153      1,504      1,537    102,000      1,652      1,685    102,000      1,805      1,838    102,000
        3      1,000      3,310      2,234      2,251    103,000      2,528      2,545    103,000      2,847      2,864    103,000
        4      1,000      4,526      2,949      2,949    104,000      3,440      3,440    104,000      3,993      3,993    104,000
        5      1,000      5,802      3,647      3,647    105,000      4,387      4,387    105,000      5,255      5,255    105,000

        6      1,000      7,142      4,328      4,328    106,000      5,370      5,370    106,000      6,642      6,642    106,000
        7      1,000      8,549      4,989      4,989    107,000      6,387      6,387    107,000      8,166      8,166    107,000
        8      1,000     10,027      5,677      5,677    108,000      7,492      7,492    108,000      9,895      9,895    108,000
        9      1,000     11,578      6,342      6,342    109,000      8,634      8,634    109,000     11,794     11,794    109,000
       10      1,000     13,207      6,980      6,980    110,000      9,811      9,811    110,000     13,878     13,878    110,000

       11      1,000     14,917      7,641      7,641    111,000     11,080     11,080    111,000     16,229     16,229    111,000
       12      1,000     16,713      8,275      8,275    112,000     12,392     12,392    112,000     18,819     18,819    112,000
       13      1,000     18,599      8,882      8,882    113,000     13,748     13,748    113,000     21,671     21,671    113,000
       14      1,000     20,579      9,459      9,459    114,000     15,148     15,148    114,000     24,814     24,814    114,000
       15      1,000     22,657     10,005     10,005    115,000     16,594     16,594    115,000     28,278     28,278    115,000

       16      1,000     24,840     10,518     10,518    116,000     18,085     18,085    116,000     32,100     32,100    116,000
       17      1,000     27,132     10,997     10,997    117,000     19,623     19,623    117,000     36,318     36,318    117,000
       18      1,000     29,539     11,438     11,438    118,000     21,207     21,207    118,000     40,976     40,976    118,000
       19      1,000     32,066     11,840     11,840    119,000     22,838     22,838    119,000     46,122     46,122    119,000
       20      1,000     34,719     12,199     12,199    120,000     24,516     24,516    120,000     51,811     51,811    120,000

     @ 65      1,000     69,761     12,263     12,263    130,000     43,589     43,589    130,000    151,763    151,763    260,076

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 26.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                    PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
MALE 35 ADVANTAGE SELECT                          INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3

                           ASSUMING GUARANTEED CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        567        617    101,000        611        661    101,000        655        705    101,000
        2      1,000      2,153      1,110      1,143    102,000      1,232      1,266    102,000      1,361      1,394    102,000
        3      1,000      3,310      1,626      1,642    103,000      1,862      1,879    103,000      2,120      2,136    103,000
        4      1,000      4,526      2,112      2,112    104,000      2,498      2,498    104,000      2,935      2,935    104,000
        5      1,000      5,802      2,567      2,567    105,000      3,137      3,137    105,000      3,810      3,810    105,000

        6      1,000      7,142      2,989      2,989    106,000      3,777      3,777    106,000      4,747      4,747    106,000
        7      1,000      8,549      3,373      3,373    107,000      4,414      4,414    107,000      5,750      5,750    107,000
        8      1,000     10,027      3,750      3,750    108,000      5,079      5,079    108,000      6,857      6,857    108,000
        9      1,000     11,578      4,086      4,086    109,000      5,736      5,736    109,000      8,044      8,044    109,000
       10      1,000     13,207      4,379      4,379    110,000      6,386      6,386    110,000      9,316      9,316    110,000

       11      1,000     14,917      4,626      4,626    111,000      7,022      7,022    111,000     10,679     10,679    111,000
       12      1,000     16,713      4,826      4,826    112,000      7,643      7,643    112,000     12,141     12,141    112,000
       13      1,000     18,599      4,975      4,975    113,000      8,245      8,245    113,000     13,711     13,711    113,000
       14      1,000     20,579      5,072      5,072    114,000      8,824      8,824    114,000     15,399     15,399    114,000
       15      1,000     22,657      5,111      5,111    115,000      9,374      9,374    115,000     17,211     17,211    115,000

       16      1,000     24,840      5,088      5,088    116,000      9,889      9,889    116,000     19,159     19,159    116,000
       17      1,000     27,132      4,994      4,994    117,000     10,357     10,357    117,000     21,250     21,250    117,000
       18      1,000     29,539      4,820      4,820    118,000     10,768     10,768    118,000     23,494     23,494    118,000
       19      1,000     32,066      4,554      4,554    119,000     11,109     11,109    119,000     25,900     25,900    119,000
       20      1,000     34,719      4,186      4,186    120,000     11,363     11,363    120,000     28,477     28,477    120,000

     @ 65      1,000     69,761         --         --         --      5,182      5,182    130,000     68,663     68,663    130,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 26.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                    PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3

                            ASSUMING CURRENT CHARGES

                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        787        837    101,000        838        888    101,000        889        939    101,000
        2      1,000      2,153      1,558      1,591    102,000      1,709      1,742    102,000      1,866      1,900    102,000
        3      1,000      3,310      2,312      2,329    103,000      2,614      2,631    103,000      2,941      2,957    103,000
        4      1,000      4,526      3,049      3,049    104,000      3,553      3,553    104,000      4,121      4,121    104,000
        5      1,000      5,802      3,767      3,767    105,000      4,527      4,527    105,000      5,419      5,419    105,000

        6      1,000      7,142      4,465      4,465    106,000      5,536      5,536    106,000      6,843      6,843    106,000
        7      1,000      8,549      5,142      5,142    107,000      6,580      6,580    107,000      8,407      8,407    107,000
        8      1,000     10,027      5,847      5,847    108,000      7,712      7,712    108,000     10,180     10,180    108,000
        9      1,000     11,578      6,529      6,529    109,000      8,884      8,884    109,000     12,130     12,130    109,000
       10      1,000     13,207      7,190      7,190    110,000     10,098     10,098    110,000     14,275     14,275    110,000

       11      1,000     14,917      7,873      7,873    111,000     11,406     11,406    111,000     16,694     16,694    111,000
       12      1,000     16,713      8,537      8,537    112,000     12,766     12,766    112,000     19,365     19,365    112,000
       13      1,000     18,599      9,182      9,182    113,000     14,181     14,181    113,000     22,316     22,316    113,000
       14      1,000     20,579      9,806      9,806    114,000     15,662     15,662    114,000     25,576     25,576    114,000
       15      1,000     22,657     10,411     10,411    115,000     17,183     17,183    115,000     29,180     29,180    115,000

       16      1,000     24,840     10,994     10,994    116,000     18,774     18,774    116,000     33,164     33,164    116,000
       17      1,000     27,132     11,554     11,554    117,000     20,429     20,429    117,000     37,570     37,570    117,000
       18      1,000     29,539     12,090     12,090    118,000     22,148     22,148    118,000     42,445     42,445    118,000
       19      1,000     32,066     12,600     12,600    119,000     23,933     23,933    119,000     47,833     47,833    127,248
       20      1,000     34,719     13,081     13,081    120,000     25,786     25,786    120,000     53,772     53,772    138,921

     @ 65      1,000     69,761     15,834     15,834    130,000     48,525     48,525    130,000    158,577    158,577    308,359

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 32.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                    PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                                           FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE SELECT                        INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX EXECUTIVE BENEFIT--A FLEXIBLE PREMIUM
               VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3

                           ASSUMING GUARANTEED CHARGES


                                                CASH                            CASH                            CASH
             ASSUMED    PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
             PREMIUM     ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
   YEAR      PAYMENTS    @ 5.0%      @ 0%       @ 0%      @ 0%        @ 6%       @ 6%       @ 6%     @ 12%      @ 12%      @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        613        663    101,000        658        708    101,000        703        753    101,000
        2      1,000      2,153      1,203      1,236    102,000      1,331      1,364    102,000      1,465      1,498    102,000
        3      1,000      3,310      1,768      1,785    103,000      2,018      2,034    103,000      2,289      2,306    103,000
        4      1,000      4,526      2,307      2,307    104,000      2,716      2,716    104,000      3,180      3,180    104,000
        5      1,000      5,802      2,816      2,816    105,000      3,424      3,424    105,000      4,140      4,140    105,000

        6      1,000      7,142      3,295      3,295    106,000      4,139      4,139    106,000      5,176      5,176    106,000
        7      1,000      8,549      3,741      3,741    107,000      4,860      4,860    107,000      6,292      6,292    107,000
        8      1,000     10,027      4,184      4,184    108,000      5,617      5,617    108,000      7,530      7,530    108,000
        9      1,000     11,578      4,593      4,593    109,000      6,381      6,381    109,000      8,869      8,869    109,000
       10      1,000     13,207      4,970      4,970    110,000      7,151      7,151    110,000     10,320     10,320    110,000

       11      1,000     14,917      5,312      5,312    111,000      7,927      7,927    111,000     11,893     11,893    111,000
       12      1,000     16,713      5,620      5,620    112,000      8,709      8,709    112,000     13,601     13,601    112,000
       13      1,000     18,599      5,894      5,894    113,000      9,495      9,495    113,000     15,457     15,457    113,000
       14      1,000     20,579      6,129      6,129    114,000     10,282     10,282    114,000     17,475     17,475    114,000
       15      1,000     22,657      6,325      6,325    115,000     11,069     11,069    115,000     19,671     19,671    115,000

       16      1,000     24,840      6,478      6,478    116,000     11,852     11,852    116,000     22,060     22,060    116,000
       17      1,000     27,132      6,585      6,585    117,000     12,629     12,629    117,000     24,662     24,662    117,000
       18      1,000     29,539      6,643      6,643    118,000     13,394     13,394    118,000     27,497     27,497    118,000
       19      1,000     32,066      6,644      6,644    119,000     14,141     14,141    119,000     30,585     30,585    119,000
       20      1,000     34,719      6,587      6,587    120,000     14,868     14,868    120,000     33,956     33,956    120,000

     @ 65      1,000     69,761      2,194      2,194    130,000     20,143     20,143    130,000     91,022     91,022    176,996

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 32.

Death benefit, account value and cash surrender value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the policy year. Assumed Premium Payments shown are assumed paid in full at the beginning of the policy year. Payment of premiums shown other than in full at the beginning of the policy year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.37% (includes average fund operating expenses of .97% applicable to the investment subaccounts of the VUL Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment subaccounts of the VUL Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.